SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                 April 29, 1998

                         GRIFFIN LAND & NURSERIES, INC.
               (Exact name of registrant as specified in charter)

Delaware                              0-29288               06-0868496
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(State or other jurisdiction        (Commission           (IRS Employer
 of incorporation)                  File Number)        Identification No.)

One Rockefeller Plaza, New York, New York                      10020
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code                (212) 218-7910
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

Item 5. Other Events

            Reference is made to the Registrant's April 28, 1998 Press Release (Exhibit A).

Item 7. Financial Statements and Exhibits

            (c)(1) Exhibit A: Registrant's April 28, 1998 Press Release (attached hereto).

                                                                       Exhibit A

GRIFFIN ACCEPTED FOR TRADING BY NASDAQ

      NEW YORK, NEW YORK (April 28, 1998) Griffin Land & Nurseries, Inc. ("Griffin") announced today that it has been accepted for listing by The NASDAQ Stock Market ("NASDAQ"). Griffin's common stock, which will continue to trade with the symbol ("GRIF"), will commence trading on the NASDAQ National Market on Wednesday, April 29th. Griffin has been trading on the OTC Bulletin Board since Griffin was spun off by Culbro Corporation last year.

      Griffin operates landscape nursery and real estate businesses and has 25% equity investments in Centaur Communications, Ltd. and Linguaphone Group plc.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GRIFFIN LAND & NURSERIES, INC.


                                           /s/  Anthony J. Galici
                                           ------------------------------------
                                           Anthony J. Galici
                                           Vice President, Finance

Dated: April 29, 1998